SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) - March 13, 1997


                          Advanced Viral Research Corp.
             (Exact name of registrant as specified in its charter)


    Delaware                         33-2262-A                   59-2646820
(State or other juris-           (Commission File              (IRS Employer
diction of incorporation)             Number)               Identification No.)


        1250 East Hallandale Beach Blvd.
        Suite 501
        Hallandale, Florida                                        33009
        (Address or principal executive offices                 (zip code)


       Registrant's telephone number, including area code: (954) 458-7636




                                      NONE
          (Former name or former address, if changed since last report)



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Item 1.           Changes in Control of Registrant

                  Not Applicable

Item 2.           Acquisition or Disposition of Assets

                  Not Applicable

Item 3.           Bankruptcy or Receivership

                  Not Applicable

Item 4.           Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.           Other Events

                           On March  13,  1997  Advanced  Viral  Research  Corp.
                  ("ADVR") signed a Materials Development Agreement - Cooperative Research and Development Agreement with the National Cancer Institute ("NCI") of the National Institutes of Health. Under the terms of the Agreement, NCI researchers and ADVR will collaborate to elucidate the molecular mechanism by which Reticulose, ADVR's peptic nucleic acid preparation affects the transcription of the gamma interferon gene.

Item 6.           Resignation of Registrant's Directors

                  Not Applicable

Item 7.           Financial Statements and Exhibits

                  (a)      Financial statements of business acquired

                           None

                  (b)      Pro forma financial information

                           None





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                  (c)      Exhibits

                           10(t) Materials Transfer Agreement - Cooperative Research and Development Agreement dated March 13, 1997 between ADVR and the National Cancer Institute of the National Institutes of Health

Item 8.           Change in Fiscal Year

                  Not Applicable


                      [This Space Intentionally Left Blank]



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ADVANCED VIRAL RESEARCH CORP.
                                     (Registrant)


                                     By: /s/ William Bregman
                                         -------------------
                                         William Bregman,
                                         Secretary-Treasurer


Date:  March 13, 1997



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                                LIST OF EXHIBITS


10(t) Materials Transfer Agreement - Cooperative Research and Development Agreement dated March 13, 1997 between ADVR and the National Cancer Institute of the National Institutes of Health

                              PUBLIC HEALTH SERVICE


                     MATERIAL TRANSFER AGREEMENT-COOPERATIVE
                       RESEARCH AND DEVELOPMENT AGREEMENT

This Material Transfer Agreement-Cooperative Research and Development Agreement ("MTA-CRADA") has been adopted for use by the National Institutes of Health ("NIH"), the Food and Drug Administration ("FDA"), and the Centers for Disease Control and Prevention ("CDC"), collectively referred to herein as the Public Health Service ("PHS"), for transfers of essential research material ("Research Material") not otherwise reasonably available for PHS research.

     1.  Advanced  Viral  Research  Corporation.   hereinafter  referred  to  as
"Collaborator," agrees to transfer to PHS's investigator, Dr. Howard Young. the following "Research Material":

                  RETICULOSE (a peptide nucleic acid drug)

     This MTA-CRADA involves no other exchange of personnel or resources.

     2. This Research Material will be used solely in connection with the research plan ("Research Plan"), attached as Appendix A, by PHS's investigator in his/her laboratory under suitable containment conditions.

         2(a). Are the Research Materials of human origin?

                      Yes
                  X   No

         2(b). If Yes in 2(a), were the Research Materials collected according to 45 CFR Part 46, "Protection of Human Subjects?"

                      Yes  (Please provide Assurance Number:       )
                      No

         2(c). Will the Research Materials be used in human subjects?

                      Yes  (Please provide Assurance Number:       )
                  X   No

     3. In all oral presentations or written publications concerning the Research Plan, PHS will acknowledge Collaborator's contribution of this Research Material unless requested otherwise. To the extent permitted by law, PHS agrees to treat in confidence, for a period of three (3) years from the date of the disclosure to the PHS, any of Collaborator's written information about this Research Material that is stamped "CONFIDENTIAL" or any of Collaborator's oral information about this Research Material that is identified in writing as "CONFIDENTIAL" within ten (10) days of the oral disclosure, except for


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information  that was  previously  known to PHS or that is or  becomes  publicly available or which is disclosed to PHS without a confidentiality obligation. PHS may publish or otherwise publicly disclose the results of the Research Plan, but if Collaborator has given CONFIDENTIAL information to PHS such public disclosure may be made only after Collaborator has had thirty (30) days to review the proposed disclosure to determine if it contains any CONFIDENTIAL information, except when a shortened time period under court order or the Freedom of Information Act pertains.

     4. This Research Material represents a significant investment on the part of Collaborator and is considered proprietary to Collaborator. PHS's investigator therefore agrees to retain control over this Research Material, and further agrees not to transfer the Research Material to other people not under her or his direct supervision without advance written approval of Collaborator. Collaborator reserves the right to distribute the Research Material to others and to use it for its own purposes. When the Research Plan is completed or one
(1) year has elapsed, whichever occurs first, or the MTA-CRADA is terminated, the Research Material will be disposed of as directed by Collaborator.

     5. This Research Material is provided as a service to the research community. IT IS BEING SUPPLIED TO PHS WITH NO WARRANTIES, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OR MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Collaborator makes no representations that the use of the Research Material will not infringe any patent or proprietary rights of third parties. It is the intention of PHS that Collaborator not be liable for any claims or damages arising from PHS's use of the Research Material; however, no indemnification is provided or intended.

     6. The PHS shall promptly report to Collaborator in writing each Subject Invention and any patent applications filed thereon resulting from the research conducted under this MTA-CRADA that is reported to PHS by its employees. Subject Invention means any invention, conceived or first actually reduced to practice in the performance of the research plan during the term of this MTA-CRADA, that is or may be patentable under 35 U.S.C. ss. 101 or ss. 161, protectable under 7 U.S.C. ss. 2321, or otherwise protectable by other types of U.S. or foreign intellectual property rights.

     7. With respect ot Government intellectual property rights to any Subject Invention not made solely by the Collaborator's employees for which a patent or other intellectual property application is filed, PHS hereby grants to the Collaborator an option to elect an exclusive or nonexclusive commercialization license, which is substantially in the form of the appropriate model PHS license agreement. This option does not apply to Subject Inventions conceived prior the effective date of this CRADA that are reduced to practice under this CRADA, if prior to that reduction to practice, PHS has filed a patent application on the invention and has licensed it or offered to license it to a third party. The terms of the license will fairly reflect the nature of the invention, the relative contributions of the Parties to the invention and the CRADA, the risks incurred by the Collaborator and the costs of subsequent research and development needed to bring the invention the marketplace. The field of use of the license will be commensurate with the scope of the research plan.

     8. Within three (3) months after PHS provides notice to the Collaborator that the patent or other intellectual property application is filed, the license



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option  must be  exercised  by  written  notice  mailed  to the  designated  PHS official. Exercise of this option by the Collaborator initiates a license negotiation period that expires nine (9) months after the patent or other intellectual property application filing date. If the last proposal by the Collaborator has not been responded to in writing by PHS within this nine (9) month period,the negotiation period shall be extended to expire one (1) month after PHS so responds, during which month the Collaborator may accept in writing the final license proposal of PHS. In the absence of such acceptance, PHS will be free to license such intellectual property rights to others. In the event that Collaborator elects the option for an exclusive license, but no such license is executed during the negotiation period, PHS agrees not to make an offer on more favorable terms to third party for a period of six (6) months without first offering Collaborator those more favorable terms. These times may be extended at the sole discretion of PHS upon good cause shown in writing by the Collaborator.

     9. Pursuant to 15 U.S.C. 3710a(b)(1)(A), for inventions made by PHS employees or jointly with a Collaborator under this MTA-CRADA, the Collaborator grants to PHS a nonexclusive, nontransferable, irrevocable, paid-up license to practice the invention or have the invention practiced throughout the world by or on behalf of the Government. In the exercise of such license, the Government shall not publicly disclose trade secrets or commercial or financial information that is privileged or confidential within the meaning of 5 U.S.C. 552(b)(4) or which would be considered as such if it had obtained from a non-Federal party.

     10. Pursuant to 15 U.S.C. 3710a(b)(2), for inventions made solely by Collaborator employees under this MTA-CRADA, the Collaborator grants to PHS a nonexclusive, nontransferable, irrevocable, paid-up license to practice the invention or have the invention practiced throughout the world by or on behalf of the Government for research or other Government purposes.

     11. Pursuant to 15 U.S.C. 3710a(1)(B), if PHS grants an exclusive license to a Subject Invention made wholly by PHS employees or jointly with a Collaborator under this MTA-CRADA, the Government shall retain the right to require the Collaborator to grant to a responsible applicant a nonexclusive, partially exclusive, or exclusive sublicense to use the invention in Collaborator's licensed field of use on terms that are reasonable under the circumstances; or if the Collaborator fails to grant such a license, to grant the license itself. The exercise of such rights by the Government shall only be in exceptional circumstances and only if the Government determines (i) the action is necessary to meet health or safety needs that are not reasonably satisfied by Collaborator, (ii) the action is necessary to meet requirements for public use specified by Federal regulations, and such requirements are not reasonably satisfied by the Collaborator; or (iii) the Collaborator has failed to comply with an agreement containing provisions described in 15 U.S.C. 3710a(c)(4)(B). The determination made by the Government under this paragraph is subject to administrative appeal and judicial review under 35 U.S.C. 203(2).

     12. Any dispute arising under this MTA-CRADA that is not disposed of by agreement of the Principal Investigators shall be submitted jointly to the signatories of this MTA-CRADA. If the signatories are unable to jointly resolve the dispute within thirty (30) days after notification thereof, the Assistant Secretary for Health (or his/her designee or successor) shall propose a resolution. Nothing in this article shall prevent any Party from pursuing any additional administrative remedies that may be available and, after exhaustion of such administrative remedies, pursuing all available judicial remedies.

     13. The illegality or invalidity of any provisions of this MTA-CRADA shall not impair, affect or invalidate the other provisions of this MTA-CRADA.

     14. Neither this MTA-CRADA nor any rights or obligations of any Party hereunder shall be assigned or otherwise transferred by either Party without the prior written consent of the other Party.

     15. All notices pertaining to or required by this MTA-CRADA shall be in writing and shall be signed by an authorized representative and shall be delivered by hand or sent by certified mail, return receipt requested, with postage prepaid, to the addresses indicated on the signature page for each Party. Notices regarding the exercise of license options shall be made pursuant to Article 8. Any Party may change such address by notice given to the other Party in the manner set forth above.

     16. By entering into this MTA-CRADA, PHS does not directly or indirectly endorse any product or service provided, or to be provided, whether directly or indirectly related to either this MTA-CRADA or to any patent or other intellectual property license or agreement which implements this MTA-CRADA by its successors, assignees, or licensees. The Collaborator shall not in any way state or imply that this MTA-CRADA is an endorsement of any such product or service by the U.S. Government or any of its organizational units or employees.

     17. Either the PHS or the Collaborator may unilaterally terminate this entire Agreement at any time by giving written notice at least thirty (30) days prior to the desired termination date.

     18. This MTA-CRADA constitutes the entire agreement between the Parties concerning the subject matter of this MTA-CRADA and supersedes any prior understanding or written or oral agreement.

     19. This MTA-CRADA shall be construed in accordance with Federal law as applied by the Federal courts in the District of Columbia.

     20. The undersigned expressly certify and affirm that the contents of any respective statements made or reflected in this MTA-CRADA are truthful and accurate.

     21. This MTA-CRADA shall be effective upon execution by the Parties. Under the terms of the Federal Technology Transfer Act, PHS has thirty (30) days to disapprove this MTA-CRADA in which case it shall be considered terminated from the date of such disapproval. The term of this MTA-CRADA is twelve (12) months from execution.



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     22. The  provisions  of  Articles  3,  5-10,  14 and 20 shall  survive  the termination of this MTA-CRADA.

FOR PHS:


/s/ Dr. Alan Rabson                    2/27/97
-------------------                    -------
Dr. Alan Rabson                        Date
Deputy Director, NCI


Mailing Address for Notices:

The National Cancer Institute
Office of Technology Development
Executive Plaza South, Room 450
6120 Executive BLVD MSC 7182
Bethesda MD 20892-7182
Phone:    301-496-0477
FAX:      301-402-2117


FOR THE COLLABORATOR:

/s/ Shalom Z. Hirschman                3/4/97
-----------------------                ------
Shalom Z. Hirschman, MD                Date
President & CEO

Mailing Address for Notices:

Advanced Viral Research Corporation
5240 Blackstone Avenue
Riverdale, NY  10471
Phone:    718-601-8890
FAX:      718-601-8892



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                                   APPENDIX A


                                  RESEARCH PLAN


Peptide nucleic acids (PNAs) are newly appreciated molecules consisting of both amino acids and nucleosides that already have been shown to have interesting properties such as antisense activity. RETICULOSE, is a PNA preparation that had been used for many years to treat human viral infections such as influenza.

Dr. Howard Young has been investigating the molecular regulation of interferon-y (IFN-y) gene expression for over 13 years. This gene has been chosen because expression of IFN-y is largely restricted to two cell types, T cells and CD3 LGLs. Current work has focused on identifying those regions of DNA that are involved in the response to various stimuli and the data indicates that there are multiple enhancer-like/repressor elements in the human IFN-y genomic DNA. The region 5' to the coding sequence contains both enhancer and repressor protein binding regions while the first intron contains a second enhancer that may also be involved in association of IFN-y genomic DNA with the nuclear matrix. His laboratory has mapped the specific nucleotide sequences that interact with the DNA binding proteins for each of these regions and we have identified NFkB and NFAT family members, AP-1, CREB family members and Yin-Yang-1 as interacting with both the 5' and intronic enhancer regions. Current studies are focused on identifying the biochemical signaling events that lead to the induction or inhibition of IFN-y gene expression in response to interferons, interleukins 2, 4, 7, 12, 13, 15, and anti-CD28 stimulation and determining the alterations in specific DNA binding proteins that occur in response to these treatments. He is also attempting to identify DNA binding proteins which may differentially interact with the IFN-y and IL-4 promoters. Dr. Young has extended these studies to evaluate the control of gene expression in T cells obtained from tumor bearing mice, cancer patients and AIDS patients. This MTA-CRADA will provide a novel reagent which has apparent effects on IFN-y gene expression and it is the purpose of this agreement for Dr. Young to determine the molecular mechanism by which RETICULOSE may specifically enhance transcription of the IFN-y gene.

                                   APPENDIX B


                  EXCEPTIONS OR MODIFICATIONS TO THIS MTA-CRADA

Please note: additions to the Model MTA-CRADA are shown by underlining and deletions are shown by strikeout.

Paragraph 14 shall be modified as follows:

14. Neither this MTA-CRADA nor any rights or obligations of any Party hereunder shall be assigned or otherwise transferred by either Party without the prior written consent of the other Party, provided however, that Collaborator may assign or otherwise transfer this agreement to a purchaser or acquirer of substantially the entire business of Collaborator to which this Agreement pertains with the written consent of the NCI, which consent shall not unreasonably be withheld.